                                                                   EXHIBIT 10.67

--------------------------------------------------------------------------------
                                GENERAL AMERICAN
                             LIFE INSURANCE COMPANY
                        DIRECTORS' DEFERRED SAVINGS PLAN

                                                                            2002
--------------------------------------------------------------------------------



                           FOR NON-EMPLOYEE DIRECTORS

CONTENTS:  Overview ....................................................   2

           Eligibility .................................................   2

           Eligible Compensation .......................................   2

           Investment Funds ............................................   3

           Payouts and Distribution ....................................   3

           Changes in Investment Elections
           and/or Contribution Amounts .................................   4

           Security ....................................................   4

           Tax Status ..................................................   5

           Beneficiaries ...............................................   5

           Attachment -- Payouts and Distribution ......................   6

           Attachment -- Investment Account Information ................   7


                     --------------------------------------

                                   QUESTIONS?

                           Nonqualified Plan Services
                                 Sandra Lukowsky
                     Phone: (877) 855-NQPS (6777), prompt 3
                               Fax: (314) 444-0428
                           E-mail: slukowsky@genam.com

                     --------------------------------------

THE FOLLOWING FACT SHEET IS A SUMMARY OF THE MAIN PROVISIONS OF THE GENERAL AMERICAN LIFE INSURANCE COMPANY DIRECTORS' DEFERRED SAVINGS PLAN ("PLAN"). THE OFFICIAL AND CONTROLLING PROVISIONS OF THIS PLAN ARE CONTAINED IN THE PLAN DOCUMENT. YOU MAY REQUEST A COPY OF THE PLAN FROM NONQUALIFIED PLAN SERVICES. IN CASE OF DIFFERENCES, THE OFFICIAL PLAN DOCUMENT ALWAYS PREVAILS. THE PLAN IS SUBJECT TO CONTINUED COMPLIANCE WITH IRC REQUIREMENTS.


OVERVIEW:                  The Plan is a nonqualified deferral plan that
                           provides you a tax-advantaged opportunity to voluntarily defer your retainer and meeting fees for receipt in the future. The Plan also permits you to allocate your deferred fees into an attractive array of hypothetical investment options.

                           IN GENERAL, YOUR FUNDS UNDER THIS PLAN WILL NOT BECOME AVAILABLE TO YOU UNTIL YOU RETIRE, RESIGN (OR OTHERWISE TERMINATE FROM THE BOARD), IN A SPECIFIC FUTURE YEAR YOU SELECT, AT DEATH OR AT DISABILITY. ALTHOUGH YOUR DEFERRALS UNDER THIS PLAN MAY BE HELD IN A RABBI TRUST, YOU WILL BE AN UNSECURED GENERAL CREDITOR OF THE COMPANY AS TO YOUR BENEFIT IN THE EVENT OF BANKRUPTCY OR INSOLVENCY. IN ADDITION, THE COMPANY RETAINS THE RIGHT TO AMEND, OR TERMINATE THIS PLAN IN ITS SOLE DISCRETION AT ANY TIME.

ELIGIBILITY:               You may participate if you are a non-employee member
                           of the Company's Board of Directors.

ELIGIBLE                   You may defer up to 100% of your Board retainer and
COMPENSATION:              meeting fees; minimum deferral, $2,000. Your annual
                           election to defer is irrevocable, so consider your election carefully.

INVESTMENT FUNDS:          You can allocate your deferral contributions in 5%
                           increments among twelve (12) hypothetical investment funds. Summaries are contained in "Investment Account
                           Information," attached to this Fact Sheet. The twelve hypothetical investment options currently available are:

                           o  MetLife SIP Fixed Income Fund, currently paying 7%

                           o  Loomis Sayles Bond Fund

                           o  Oakmark Fund

                           o  MetLife SIP Small Company Stock Fund

                           o  Oakmark International Portfolio

                           o  S&P 500 Index

                           o  Russell 2000

                           o  NASDAQ Composite Index

                           o  MSCI-EAFE Index

                           o  Lehman-Brothers Aggregate Bond Index

                           o  Merrill Lynch US High Yield Master II

                           o  MSCI Emerging Market Free Index

                           PRINCIPAL IS NOT GUARANTEED AND YOUR DEFERRALS ARE NOT ACTUALLY INVESTED IN THESE ACCOUNTS, BUT WILL REFLECT THE PERFORMANCE OF THESE ACCOUNTS AS IF THEY WERE INVESTED IN THEM.

PAYOUTS &                  You may choose one of two distribution elections: (1)
DISTRIBUTIONS:             Termination or (2) a Specific Future Year not later
                           than the year you turn age 72. Termination means your separation from Board service for any reason (e.g., retirement or resignation). Plus, payouts or distributions may occur at your death, disability and in cases of "unforeseen circumstances." Your elective options and other distribution occurrences are explained in "Payouts & Distributions," attached to this Fact Sheet. Distributions will be a fraction of your balance, with one as the numerator and the remaining installments as the denominator (Example: 5 annual installments equal to 1/5, 1/4, 1/3, 1/2, balance of account).

CHANGES IN INVESTMENT      You may change investment and savings decisions or
ELECTIONS AND/OR           transfer money among the various hypothetical
CONTRIBUTION AMOUNTS:      investment accounts by contacting:

                                           Nonqualified Plan Services
                                                 Sandra Lukowsky
                                     Phone: (877) 855-NQPS (6777), prompt 3
                                               FAX: (314) 444-0428
                                           E-mail:slukowsky@genam.com

--------------------------------------------------------------------------------
YOU CAN MAKE THIS CHANGE:                          AS OFTEN AS:
--------------------------------------------------------------------------------
Transfer existing funds                 Once every month, effective the
                                        end of the day the request is
                                        received, if received before the
                                        close of the market for that day or
                                        as of the next business day, if
                                        received after the close of the
                                        market for that day.

--------------------------------------------------------------------------------
Change your investment elections        Once every month, effective the day the
for future savings                      request is received.

--------------------------------------------------------------------------------
Increase your deferral election         Once a year in the 4th quarter,
                                        effective January 1st

--------------------------------------------------------------------------------
Reduce your deferral election           Once a year in the 4th quarter,
                                        effective January 1st

--------------------------------------------------------------------------------
Stop your deferral election             At any time, effective with the next
                                        fee payment

--------------------------------------------------------------------------------
Resume deferral election                Once a year in the 4th quarter,
                                        effective January 1st
--------------------------------------------------------------------------------


SECURITY:                  The Company has set up a so called "rabbi-trust"
                           (grantor trust), which may hold, invest and reinvest the deferrals you make under this Plan. The Company also anticipates acquiring corporate insurance contracts and placing them in the trust to support the Company's financial obligations and enhance the security of this Plan. HOWEVER, UNDER CURRENT LAW IT
                           IS NOT POSSIBLE TO PROTECT THESE ASSETS FROM THE
                           CLAIMS OF THE COMPANY'S GENERAL CREDITORS IN THE
                           EVENT OF COMPANY BANKRUPTCY OR INSOLVENCY.

TAX STATUS:                Under current tax law, your retainer and meetings
                           fees are treated as self-employment income and are subject to special rules, governing non-employee directors, as to self-employment (SECA) taxes. For your Board fees after 1990, there will be no federal income taxation until you receive a distribution of your deferral. There are several states, however
                           (notably Pennsylvania and New Jersey) that do not recognize deferral of income and may impose state income tax on your deferral contributions. At that time, your deferral distribution will also be subject to Social Security and Medicare taxes. Your distributions are also "wages" for purposes of the Social Security retirement income test and will be included in earned income in the year received. This could result in a reduced Social Security benefit for you if distributed before age 70.

                           NOTE: The Internal Revenue Service requires your deferral elections (as to the amount, and the timing and form of distributions) to be irrevocable for any one year. You can change your future elections, but once you have made an election for a particular year it cannot be changed.

BENEFICIARIES:             You may name anyone you desire to be the beneficiary
                           or beneficiaries of your account balance under this Plan by completing the Beneficiary Designation
                           Form(s) contained in your enrollment kit. Your beneficiary designations have important estate distribution and estate/inheritance tax consequences.
                           You are encouraged to consult with your own legal counsel in selecting your beneficiary or beneficiaries.

                             PAYOUTS & DISTRIBUTIONS

                                                     DISTRIBUTION OF
                          EVENT                      ACCOUNT BALANCE
                 ------------------------    -----------------------------------
                 Termination                 Up to 15 annual installments
                 ------------------------    -----------------------------------

PARTICIPANT      Fixed Future Year           Up to 15 annual installments
ELECTION         (Not later than the year
OPTIONS          you turn age 72)
                 ------------------------    -----------------------------------

                 Disability                  Up to 15 annual installments
                 ------------------------    -----------------------------------

                 Death                       No distribution begun: Up to
                                             15 annual installments.
                                             Distribution begun: Balance of
                                             payments due.
                 ------------------------    -----------------------------------
OTHER
OCCURRENCES      Loans                       Are prohibited in nonqualified
                                             plans
                 ------------------------    -----------------------------------

                 Unforeseen Financial        Amount necessary to relieve
                 Circumstances               hardship only
                                             (Plan Committee Approval)
                 ------------------------    -----------------------------------

                 Non-hardship Withdrawal     Will not be permitted
                 ------------------------    -----------------------------------

                 Small Accounts              Lump Sum at Plan
                 (Less than $50,000          Committee's discretion
                 balance)
                 ------------------------    -----------------------------------

NOTE: The timing and form of your distribution election must be made prior to fees being earned. However, you will be given the ability to change the form of distribution (but not the timing) in the calendar year prior to (but not less than 60 days prior to) the year of distribution. Under your two election options and in the event of your disability, you can select up to 15 annual installments. Termination means separation from Board service (except death or disability) whether the separation is voluntary or involuntary, including retirement. In the event of your death, your beneficiary can select up to 15 annual installments if no distribution of your account is underway. If an account distribution is underway, your beneficiary will receive the balance of the payments due.

                         INVESTMENT ACCOUNT INFORMATION

     The value of your deferral will be determined by the performance of this array of hypothetical Investment Funds. Your deferral account will be credited with the value of the particular fund or funds you select, and will continue to be credited with the value until your account is fully distributed. Please remember that your accounts are hypothetical in nature. No monies are actually invested in your name in the funds you select. You will be a general unsecured Company creditor as to your benefit in the event of bankruptcy or insolvency.


ACTIVELY MANAGED FUNDS


METLIFE SIP FIXED INCOME FUND

     This portfolio seeks to achieve the highest possible current income consistent with the preservation of capital and predictable growth through a guaranteed interest rate by investing in Guaranteed Interest Contracts or similar contracts.

LOOMIS SAYLES BOND FUND

     This portfolio seeks to achieve high total return through current income and capital appreciation, by investing primarily in debt securities including convertibles. At least 65% of its total assets will normally be invested in bonds. Up to 35% of its assets may be invested in securities of below investment-grade quality, and up to 20% of assets may be invested in preferred stocks. SEE NOTE 1, on next page.

OAKMARK FUND

     This portfolio seeks to achieve high total return through long-term growth of capital appreciation by investing primarily in equity securities. Up to 25% of its total assets may be invested in securities of non-U.S. issuers, but no more than 5% of assets are expected to be invested in emerging markets.

METLIFE SIP SMALL COMPANY STOCK FUND

     This portfolio seeks to achieve high total return through long-term growth of capital appreciation by investing in the stocks of small U.S. companies with strong growth potential. SEE NOTE 2, on next page.

OAKMARK INTERNATIONAL PORTFOLIO

     This portfolio seeks to achieve high total return through long-term growth of capital appreciation by investing in the stocks of international equity securities of mature markets, less developed markets, and in selected emerging markets. There are no limits on the geographic asset distribution. At least 65% of its total assets will normally be invested in non-U.S. issuers. SEE NOTE 3, on next page.

MARKET INDEX OPTIONS

     The investment objective of each of these funds is to match the performance of its index.

S&P 500 INDEX

     An index of the 500 largest capitalized stocks in the United States that is widely recognized as a guide to the overall health of the U.S. stock market.

RUSSELL 2000(R)

     This Index measures stock performance of 2000 smaller U.S. companies with market capitalization under $1.5 billion. SEE NOTE 2.

NASDAQ COMPOSITE INDEX

     A market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. SEE NOTE 4.

MSCI-EAFE INDEX(R)

     The Morgan Stanley Capital International Europe, Australasia, Far East Index; a widely recognized benchmark of the world stock markets (excluding the United States). SEE NOTE 3.

LEHMAN-BROTHERS AGGREGATE BOND INDEX

     A benchmark index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are investment-grade quality or higher; have at least one year to maturity, and have an outstanding par value of at least $100 million.

MERRILL LYNCH US HIGH YIELD MASTER II

     This Index is composed of below grade debt securities, including convertibles. SEE NOTE 1.

MSCI EMERGING MARKET FREE INDEX

     The MSCI Emerging Markets Free Index measures the performance of stocks of companies in emerging countries in four major regions: Asia, Latin America, Eastern Europe and the Middle East/Africa. SEE NOTE 3.

There is no guarantee that any Fund will achieve its objective.

Note 1 - Lower rated high yield, high-risk securities generally involve more credit risk. These securities may also be subject to greater market price fluctuations than lower yielding higher rated debt.

Note 2 - Investments in small capitalization and emerging growth companies involve greater than average risk. Such securities may have limited marketability and the issues may have limited product lines, markets and financial resources. The value of such investments may fluctuate more widely than investments in larger more established companies.

Note 3 - International stocks contain additional risks that are not associates with U.S. domestic issues, such as changes in currency exchange rates, different governmental regulations, economic conditions and accounting standards.

Note 4 - This index is weighted in technology issues. The technology industry can be significantly affected by obsolescence, short product cycles, falling profits, and prices, and competition from new market participants. A choice that is weighted in one sector is more volatile than those that diversify across many industry sectors.